The PNC Financial Services Group, Inc. Lehman Brothers Tenth Annual Financial Services Conference May 16, 2007 Exhibit 99.1

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents. We provide greater detail regarding those factors in our 2006 Form 10-K, including in the Risk Factors and Risk Management sections, and in our first quarter 2007 Form 10-Q and other SEC reports
(accessible on the SEC’s website at www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate (1) the impact of BlackRock deconsolidation near the end of third quarter 2006 and the application of the equity method of accounting for our equity investment in BlackRock and (2)
the impact of certain specified items, including 2006 BlackRock/MLIM transaction gain, 2006 cost of securities and mortgage portfolio repositionings, 2006 and 2007 BlackRock/MLIM and Mercantile Bankshares acquisition integration costs, and 2006 and
2007 gains/losses related to our BlackRock LTIP shares obligation. We have provided these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented, in addition to providing a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact of deconsolidation on various components of our income statement and balance sheet. We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities on those operations. While we have not provided other adjustments for the periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to those shown. In certain discussions, we also provide revenue information on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC - Investor Relations.”
Cautionary Statement Regarding
Forward-Looking Information and Adjusted Information

PNC – A Diversified Financial Services
Company Delivering Solid Growth
$0
$1
$2
$3
$4
$5
$6
$7
2004 2005 2006
$0
$20
$40
$60
$80
$100
$120
2004 2005 2006
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
$1.4
$1.6
2004 2005 2006
Revenue* (taxable-equivalent)
Year End Assets Earnings
$ billions $ billions $ billions
Adjusted.  Reported revenue was $5.6 billion, $6.4 billion, and $8.6 billion for 2004, 2005, and 2006, respectively.
Reported net income was $2.6 billion for 2006. Adjusted numbers and taxable-equivalent revenue are reconciled to GAAP in the Appendix.
*
*

Assets $123 billion
Total revenue $1.6 billion
Net income $459 million
Noninterest income
to total revenue 61%
Net interest margin 2.95%
Nonperforming loans
to total loans .28%
Tangible Common Equity 5.8%
1Q07 Financial Highlights
Strong Execution Drives Outstanding
First Quarter Results
Reported earnings of $1.46 per
diluted share
Created positive operating
leverage with 1Q06 on an
adjusted basis*
Balance sheet well positioned
for this environment
Maintained exceptional asset
quality
Increased 2Q07 dividend 15%
Mercantile acquisition closed
and integration well underway
*Adjusted numbers are reconciled to GAAP in the Appendix.

Business Segments At A Glance
A Diversified Business Mix
PNC Bank Branches
PNC Employees / Offices Outside of Retail Footprint
IN
OH
PA
KY
NJ
DE
VA
DC
MD
Winning in the
Payments Space
A Premier
Middle-market
Franchise
World Class
Asset Manager
A Leading Global
Servicing Platform
Retail
Banking
Corporate &
Institutional
Banking
BlackRock
PFPC
Segment Focus
1Q07 Business Earnings
Contribution*
48%
32%
13%
7%
*Total business segment earnings are reconciled to total GAAP consolidated earnings in the Appendix.

A More Valuable Revenue Mix
Noninterest
Income
61%
Deposit
Net Interest
Income*
25%
Loan
Net Interest
Income*
14%
*Deposit net interest income and loan net interest income are reconciled to reported net interest income in the Appendix.
Contribution to Total Revenue –
For the Three Months Ended March 31, 2007

Expanding fee based businesses Gathering low-cost deposits Using credit selectively Creating positive operating leverage Maintaining moderate risk profile Strategies to Create Quality Growth

0%
10%
20%
30%
40%
50%
60%
70%
PNC USB KEY WFC FITB WB STI BBT RF NCC CMA
Fee-Based Businesses
Differentiate PNC
Source: SNL DataSource, PNC as reported
For the three months ended March 31, 2007
PFPC &
BLK
Noninterest Income to Total Revenue

Diverse Revenue Streams
*Deposit net interest income and loan net interest income are reconciled to reported net interest income in the Appendix.
Deposit
Net Interest
Income*
Loan
Net Interest
Income*
10%
25%
14%
Asset
Management
10%
Consumer
Services,
Brokerage
and Deposit
Charges
13%
Fund
Servicing
14%
Corporate
Services
14%
Equity
Management,
Trading
and Other
Contribution to Total Revenue –
For the Three Months Ended March 31, 2007
Noninterest Income
increased 13%
1Q07 vs 1Q06

Retail Banking Revenue Contribution*
Retail Banking – Leveraging the Payments
Business to Drive Fee Revenue Growth
For the three months ended March 31, 2007
Growth is for 1Q07 vs. 1Q06, not including Mercantile
Reflects growth in users, not including Mercantile
Small Business
Small Business debit
card revenue ($ millions)
$3.1 +20%
Small Business online
banking users 48% +12%
Consumer
Consumer debit card
revenue ($ millions)
$26.1     +10%
Consumer online
banking users       54%   +9%
Consumer online
bill-pay users       25% +78%
Growth
(1)
1Q07
(2)
(2)
(2)
(1)
(2)
Leveraging the Payments Business
Noninterest
Income
46%
Business segment revenue contributions are reconciled to
total GAAP consolidated revenue in the Appendix.
*
Loan Net
Interest
Income
16%
Deposit Net
Interest
Income
38%
Noninterest Income
increased 12% 1Q07 vs 1Q06

Investable Assets
HAWTHORN
PNC
WEALTH MANAGEMENT
PNC BANK
PNC BANK

PNC

We are One of the Largest U.S. Wealth
Management Firms
Mass Affluent
Wealthy
Low
High
Ultra-
Affluent
Serving the Full Spectrum of Wealth Clients
Mass Market
PNC is one of the top ten
largest U.S. bank wealth
management firms with
approximately $76 billion of
assets under management
Based on data from Barron’s

Expanding Franchise into Fast Growing,
Wealthy Markets
PNC reflects 103 county footprint including the Mercantile 38 county footprint and the Washington, DC MSA.
Source: SNL DataSource
Median Household
Median Household
Income
Income
$60,694
$69,363
$51,546
PNC MRBK U.S.
Washington,
DC
$78,402
Projected 5-Year
Projected 5-Year
Growth Population
Growth Population
3.6%
10.0%
6.7%
10.5%
PNC MRBK U.S.
Washington,
DC

C&I Banking – Relationship Strategy
Driving Fee Income Growth
PNC has highest percentage of
lead bank relationships in our
footprint – 63%*
A Leader in Cross-sell Penetration of
Middle Market Customers in Footprint
PNC Footprint
Penetration*
Treasury management 74% 1
st
Business checking accounts 69% 1
st
Capital markets 26% 1
st
Equipment leasing 17% 1
st
2006 Rank
Based on third party survey of companies with
annualized revenues of $30-$500 million.
*
C&I Banking Revenue Contribution*
Business segment revenue contributions are reconciled to
total GAAP consolidated revenue in the Appendix.
*
Noninterest
Income
24%
Loan Net
Interest
Income
51%
Noninterest Income
increased 13% 1Q07 vs 1Q06
Deposit Net
Interest
Income
25%
For the three months ended March 31, 2007

Emerging Product Growth Focus
Driving Fee Revenue Growth
PFPC – Benefiting from Investments in
High Growth Products
22%
29%
78%
71%
Core Product Fee Revenue
Emerging Product Fee Revenue
1Q04 1Q07
Managed
Accounts
Alternative
Investments
Offshore Subaccounting
32%
13%
8%
5%
Combined 3-Year
CAGR 13%
* CAGR reflects compound annual growth for 1Q07 vs 1Q04
Emerging Product Revenue
Emerging Product Revenue
3-Year CAGR*
3-Year CAGR*

Expanding fee based businesses Gathering low-cost deposits Using credit selectively Creating positive operating leverage Maintaining moderate risk profile Strategies to Create Quality Growth

Interest-bearing deposits 15% 15%
Noninterest-bearing deposits 13% 4%
Total deposits 14% 12%
CMA        23%
WFC 22
PNC 19
KEY 17
RF 16
FITB 15
USB 15
NCC 14
STI 14
BBT 12
WB 10
Executing on Our Strategy to Gather
Low Cost Deposits
PNC Has Been Focused on Growing
Noninterest-Bearing Deposits… Providing a Funding Advantage
Average Noninterest-Bearing Deposits
to Average Earning Assets
Source: SNL DataSource, PNC as reported
1Q07
Average Balances
PNC
Peers
1Q07 vs. 1Q06
Source: SNL DataSource, PNC as reported
Peers reflects average of eleven super-regional banks
identified in Appendix, excluding PNC

29%
27%
25%
19%
Multiple Sources Driving
Noninterest-Bearing Deposit Growth
Consumer
Corporate Banking,
Treasury Management
and Other
Midland
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
1Q06 1Q07
PNC Excluding Mercantile
Mercantile impact
Average
Noninterest-Bearing
Deposits
Contribution to Average
Noninterest-Bearing Deposits
As of 3/31/07
$ billions
+6%
Small
Business

1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
USB WFC PNC CMA RF KEY FITB WB STI NCC BBT
PNC’s Deposit Strategy Results in a
Lower Cost Deposit Base
Interest Cost of Total Average Deposits
Source: SNL DataSource, PNC as reported
March 31, 2007

Expanding fee based businesses Gathering low-cost deposits Using credit selectively Creating positive operating leverage Maintaining moderate risk profile Strategies to Create Quality Growth

$13.8
$13.9
$4.6
$5.2
1Q06 1Q07
Selected Average Loans Outstanding Excluding Mercantile
Selectively Growing More Valuable
Risk-Adjusted Loans
$ billions
Total loans
increased 1%*
Home Equity Loans
Small Business Loans
$8.4
$8.9
$4.3
$4.5
1Q06 1Q07
Asset Based Lending Loans
Corporate Loans
Retail Banking Retail Banking C&I Banking C&I Banking
*Not including Mercantile

PNC
11%
13%
(9)%
8%
13%
20%
1%
13%
Growing Higher Quality Revenue
Streams
Noninterest
Income
$831 Million
60%
1Q06 Revenue Contribution
As Adjusted
*
Deposit NII
$326 Million
23%
Loan NII
$234 Million
17%
Noninterest
Income
$941 Million
60%
Deposit NII
$392 Million
25%
Loan NII
$237 Million
15%
Growth 1Q07 vs 1Q06 As
Adjusted
**
PNC,
Excluding
Mercantile
Total Revenue Growth
*  Adjusted amounts are reconciled to GAAP in the Appendix
**Unadjusted growth 1Q07 vs 1Q06: total revenue (7%), noninterest income (16%), deposit net interest income 20%, loan net interest income 0%
1Q07 Revenue Contribution
As Adjusted
*

Expanding fee based businesses Gathering low-cost deposits Using credit selectively Creating positive operating leverage Maintaining moderate risk profile Strategies to Create Quality Growth

$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
2004 2005 2006
Revenue
9%
Creating Positive Operating Leverage
Growing Revenues Faster Than Expenses
$ billions
Compound Annual
Growth Rate
(2004 – 2006)
Adjusted Revenue
(Taxable-equivalent) - $5.6 billion, $6.4 billion, $8.6 billion as reported for 2004, 2005, 2006, respectively
Adjusted Noninterest Expense -
$3.7 billion, $4.3 billion, $4.4 billion as reported for 2004, 2005, 2006, respectively
Adjusted Net Income -
$1.2 billion, $1.3 billion, $2.6 billion as reported for 2004, 2005, 2006, respectively
Net Income
12%
$1.2
$1.3
$1.5
Expense
7%
Revenue                     +13%
Expense                       +8%
Net Income  +22%
Trend Continues 1Q07 vs 1Q06*
PNC As Adjusted
* As reported: revenue (7%), expense (19%), net income 30%.  Adjusted numbers and taxable-equivalent revenue are reconciled to GAAP in the Appendix.

Expanding fee based businesses Gathering low-cost deposits Using credit selectively Creating positive operating leverage Maintaining moderate risk profile Strategies to Create Quality Growth

Nonperforming loans to loans 0.28% 0.44%
Nonperforming assets to total
assets 0.17% 0.39%
Net Charge-offs to average
loans for the 1Q07 period 0.27% 0.36%
Allowance for loan and lease
losses to loans 1.10% 1.11%
Allowance for loan and lease
losses to nonperforming loans 388% 266%
Don’t target sub-prime
borrowers
Don’t originate Alt-A and option
ARM residential mortgages
Over 92% of consumer credit
issued within footprint
Limited portfolio of highly
leveraged transactions
Modest exposure to non-owner
occupied commercial real estate
Disciplined Approach Leads to
Strong Credit Risk Profile
Strong Asset Quality
Not a significant player in
higher-risk asset classes
Source: SNL DataSource; PNC as reported on consolidated basis.
Peer group represents average of super-regional banks identified in the Appendix.  Peer group excludes PNC.
March 31, 2007
PNC
Consolidated
Peer
Group

Well Positioned Based on Lehman
Research
Loans to deposits
Fee income to revenue
Demand deposits as % of total
deposits
One-year Gap rank
Linked quarter change in
deposits to average earning
assets
MBS & mortgage loans as % of
average earning assets
EPS impact of gradual +100bps
parallel shift
Source:  Large-/Mid-Cap Banks 2006 10-K Review, Lehman Brothers, Global Equity Research, March 13, 2007 [Data as of 4Q06]
Peer group reflects PNC’s eleven super-regional bank peer group as identified in Appendix
Peer Group Total Ranking
Lehman Brothers Criteria
1 PNC
2 CMA
3 RF
4 KEY
5 USB
6 NCC
7 FITB
8 STI
9 WFC
10 WB
11 BBT

Investing in and
growing our
business
Making disciplined
acquisitions
Returning capital
to shareholders
Creating Capital Flexibility
A Disciplined and Comprehensive Approach to Capital Management
Growing earnings
Exiting under-
performing assets
Maintaining a
moderate risk
profile
Capital
Flexibility
Sources Uses

Summary A diversified financial services company Delivering consistent, solid growth Building a demonstrated ability to execute Well Positioned to Create Value

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” ”expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties,which change over time. Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our Form 10-K for the year ended December 31, 2006, including in the Risk Factors and Risk Management sections of that report, and in our first quarter 2007 Form 10-Q and other SEC reports. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com under “About PNC – Investor Relations – Financial Information.”
• Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business. We are affected by changes in our customers’ and counterparties’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing business and economic conditions.
• The value of our assets and liabilities, as well as our overall financial performance, are also affected by changes in interest rates or in valuations in the debt and equity markets. Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund BlackRock long-term incentive plan (“LTIP”) programs, as our
LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
• Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
• Our ability to implement our business initiatives and strategies, including the final phases of our One PNC initiative, could affect our financial performance over the next several years.
• Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing. These uncertainties continue to be present with respect to the integration of Mercantile Bankshares
Corporation.
Cautionary Statement Regarding
Forward-Looking Information

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding. These legal and regulatory developments could include: (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information; and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•
Our business and operating results can also be affected bywidespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
•
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in
BlackRock, Inc. are discussed in more detail in BlackRock’s 2006 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
We grow our business from time to time by acquiring other financial services companies. Acquisitions in general present uswith risks other than those presented by the nature of the business acquired. In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas. As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs and expenses arising as a result of those issues. Post-closing acquisition risk continues to apply to Mercantile as we complete the integration.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s, Mercantile’s or other company’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – First Quarter 2007
PNC As
Reported Taxable Taxable As Adjusted, TE
Three months ended March 31, 2007 GAAP Equivalent Equivalent Adjusted, Basis, Excluding
($ millions) Basis Adjustment Basis Adjustments TE Basis Mercantile Mercantile
Net interest income $623 $6 $629 $0 $629 ($46) $583
Noninterest income 991 0 991 (50) 941 (19) 922
Total revenue
1,614 6 1,620 (50) 1,570 (65) 1,505
Noninterest income to total revenue 61% 60%
Net interest income to total revenue 39% 40%
Noninterest expense 944 0 944 (11) 933 (40) 893
Pretax income before provision 670 6 676 (39) 637 (25) 612
Provision 8 0 8 0 8 0 8
Income before minority interest and income taxes 662 6 668 (39) 629 (25) 604
Minority interest in income of BlackRock 0 0 0 0 0 0 0
Income Taxes 203 6 209 (14) 195 (9) 186
Net income $459 $0 $459 ($25) $434 ($16) $418
Adjustments:
Noninterest
income
Noninterest
expense Pretax
Net effect related to BlackRock LTIP shares obligation ($52) $0 ($52)
Acquisition integration costs 2 (11) 13
Pretax          ($50) ($11) (39)
Income taxes (14)
Net income ($25)

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – First Quarter 2006
PNC As
Reported Taxable Taxable PNC As Adjusted, TE
Three months ended March 31, 2006 GAAP Equivalent Equivalent Adjusted, Basis, Excluding
($ millions) Basis Adjustment Basis Adjustments TE Basis Mercantile Mercantile
Net interest income $556 $7 $563 ($3) $560 $0 $560
Noninterest income 1,185 0 1,185 (354) 831 0 831
Total revenue
1,741 7 1,748 (357) 1,391 0 1,391
Noninterest income to total revenue 68% 60%
Net interest income to total revenue 32% 40%
Noninterest expense 1,162 0 1,162 (297) 865 0 865
Pretax income before provision 579 7 586 (60) 526 0 526
Provision 22 0 22 0 22 0 22
Income before minority interest and income taxes 557 7 564 (60) 504 0 504
Minority interest in income of BlackRock 22 0 22 (22) 0 0 0
Income taxes 181 7 188 (41) 147 0 147
Net income $354 $0 $354 $3 $357 $0 $357
Adjustments:
Net interest
income
Noninterest
income
Noninterest
expense
Minority
Interest
Pretax
BlackRock Equity Method ($3) ($354) ($291) $0 ($66)
Acquisition integration costs 0 0 (6) 0 6
Minority Interest adjustment 0 0 0 (22) 22
Pretax          ($3) ($354) ($297) ($22) (38)
Income taxes (41)
Net income $3

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – First Quarter ’06 vs First Quarter ‘07
($ millions)
1Q06 As
Adjusted, TE
Basis
1Q07 As
Adjusted, TE
Basis
Growth Q106
vs Q107
1Q07 As
Adjusted, TE
Basis
Excluding
Mercantile
Growth Q106
vs Q107
1Q06
Unadjusted
1Q07
Unadjusted
Growth
Q106 vs
Q107
Noninterest Income $831 $941 13% $922 11% 1,185 991 (16%)
Net Interest Income:
Loans 234 237 1% 213 (9%) 230 231 0%
Deposits 326 392 20% 370 13% 326 392 20%
Net Interest Income 560 629 583 556 623 12%
Total Revenue $1,391 $1,570 13% $1,505 8% $1,741 $1,614 (7%)
Noninterest income as a % of total revenue 60% 60% 68% 61%
Loans as a % of total revenue 17% 15% 13% 14%
Deposits as a % of total revenue 23% 25% 19% 25%
Noninterest Expense 865 933 8% 893 3% 1,162 944 (19%)
Net income $357 $434 22% $418 17%
Provision for credit losses 22 8 8
Effective tax rate 32.5% 30.7% 30.7%
After tax impact of provision for credit losses 15 6 6
Net income 357 434 22% 418 17%
Earnings before provision $372 $440 18% $424 14%
1Q07 vs 1Q06 Operating Leverage
1Q06 1Q07
Growth Q106
vs Q107
Change in
Revenue
Change in
Expense
Operating
Leverage
Provision for credit losses $22 $8
Effective tax rate 32.5% 30.7% As Reported (7%) (19%) 12%
After tax impact of provision for credit losses 15 6 As Adjusted,
Reported Net income 354 459 TE Basis 13% 8% 5%
Earnings before provision $369 $465 26%

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – 2004 to 2006
BlackRock
For the year ended December 31, 2006 PNC Deconsolidation and BlackRock PNC
In millions As Reported Adjustments (a) Other Adjustments Equity Method As Adjusted
Net interest income $2,245 $(10) $2,235
Provision for credit losses 124 124
Noninterest income 6,327 $(1,812) (1,087) $144 3,572
Noninterest expense 4,443 (91) (765) 3,587
Income before minority interest and income taxes 4,005 (1,721) (332) 144 2,096
Minority interest in income of BlackRock 47 18 (65)
Income taxes 1,363 (658) (130) 7 582
   Net income $2,595 $(1,081) $(137) $137 $1,514
For the year ended December 31, 2005 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $2,154 $(12) $2,142
Provision for credit losses 21 21
Noninterest income 4,173 (1,214) $163 3,122
Noninterest expense 4,306 (853) 3,453
Income before minority interest and income taxes 2,000 (373) 163 1,790
Minority interest in income of BlackRock 71 (71)
Income taxes 604 (150) 11 465
   Net income $1,325 $(152) $152 $1,325
(a) Includes the impact of the following items, all on a pretax basis: $2,078 million gain on BlackRock/MLIM transaction, $196 million securities portfolio rebalancing loss, $101 million of integration costs, $48 million mortgage loan portfolio repositioning loss, and $12 million loss related to BlackRock LTIP shares obligation.

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – 2004 to 2006 (continued)
For the year ended December 31, 2004 PFPC Distribution/ BlackRock
PNC Out-Of-Pocket Deconsolidation and BlackRock PNC
In millions As Reported Revenue and Expense Other Adjustments Equity Method As Adjusted
Net interest income $1,969 $(14) $1,955
Provision for credit losses 52 52
Noninterest income 3,572 $(137) (745) $101 2,791
Noninterest expense 3,712 (137) (564) 3,011
Income before minority interest and income taxes 1,777 (195) 101 1,683
Minority interest in income of BlackRock 42 (42)
Income taxes 538 (59) 7 486
   Net income $1,197 $(94) $94 $1,197
In millions 2004 2005 2006 CAGR
Adjusted net interest income $1,955 $2,142 $2,235
Adjusted noninterest income 2,791 2,975 3,402
10%
Taxable-equivalent adjustment 20 33 25
Adjusted total revenue 4,766 5,150 5,662
9%
Adjusted noninterest expense 3,011 3,306 3,417
7%
Adjusted net income $1,197 $1,325 $1,514
12%
In millions 2004 2005 2006 CAGR
Net interest income, as reported $1,969 $2,154 $2,245
Noninterest income, as reported 3,572 4,173 6,327
33%
Taxable-equivalent adjustment 20 33 25
Total revenue, taxable equivalent basis 5,561 6,360 8,597
24%
Noninterest expense, as reported 3,712 4,306 4,443
9%
Net income, as reported $1,197 $1,325 $2,595
47%

Non-GAAP to GAAP
Reconcilement
Appendix
Business Segment Earnings Reconciliation
Quarter Ending
Earnings (Loss)
$ millions 2007 2006 % of Segments
Retail Banking $201 $190 48%
Corporate and Institutional Banking 132 102 32%
BlackRock (a) (b) 52 49                  13%
PFPC (c) 31 27 7%
     Total business segment earnings 416 368
Other (a) 43 (14)
Total consolidated net income $459 $354
(a)
(b)
(c)
Certain prior period amounts have been reclassified to conform with the current period presentation.
For our segment reporting presentation, our share of pretax BlackRock/MLIM transaction integration costs totaling $2 million and $6 million for the three months ended March 31, 2007 and March 31, 2006 have been reclassified from
BlackRock to "Other." "Other" for the first three months of 2007 also includes $11 million of pretax Mercantile acquisition integration costs.
For the first quarter of 2007, revenue represents our equity income from BlackRock. For the first quarter of 2006, revenue represents the sum of total operating revenue and nonoperating income.
PFPC revenue represents the sum of total operating revenue and nonoperating income (expense) less debt financing costs.

Non-GAAP to GAAP
Reconcilement
Appendix
Business Segment Revenue Reconciliation
Quarter Ending March 31, 2007
Earnings (Loss)
$ millions
Retail Banking
Corporate &
Institutional
Banking BlackRock (a) (b) PFPC (c) Other
Intercompany
Eliminations Consolidated
Net interest income $451 $180 $0 ($5) ($3) $0 $623
Noninterest income 387 187 66 205 156 (10) 991
Total Revenue $838 $367 $66 $200 $153 ($10) $1,614
Net interest income as a percent of total revenue 54% 49% 39%
Noninterest income as a percent of total revenue 46% 51% 61%
Net Interest Income:
     Loans $136 $89
     Deposits 317              92
     Other net interest income (2)                (1)
Total net interest income $451 $180
Quarter Ending March 31, 2006
Earnings (Loss)
$ millions Retail Banking
Corporate &
Institutional
Banking BlackRock (a) (b) PFPC (c) Other
Intercompany
Eliminations Consolidated
Net interest income $407 $167 $13 ($9) ($22) $0 $556
Noninterest income 345 165 396 227 70 (18) 1,185
Total Revenue $752 $332 $409 $218 $48 ($18) $1,741
Net Interest Income:
     Loans $125 $93
     Deposits 281              79
     Other net interest income 1                 1
Total net interest income $407 $172
(a)
(b)
(c)
Certain prior period amounts have been reclassified to conform with the current period presentation.
For our segment reporting presentation, our share of pretax BlackRock/MLIM transaction integration costs totaling $2 million and $6 million for the three months ended March 31, 2007 and March 31, 2006 have been reclassified from BlackRock to "Other." "Other" for the first three months of 2007 also includes $11 million of pretax Mercantile acquisition integration costs.
For the first quarter of 2007, revenue represents our equity income from BlackRock. For the first quarter of 2006, revenue represents the sum of total operating revenue and nonoperating income.
PFPC revenue represents the sum of servicing revenue and nonoperating income (expense) less debt financing costs.

Non-GAAP to GAAP
Reconcilement
Appendix
Balance Sheet Summary Reconciliation
Average Balance Sheet for the three months ended:
March 31, 2007 March 31, 2006
$ millions
PNC Excluding
Mercantile Mercantile (a)
PNC As
Reported PNC
% Change
Excluding
Mercantile
% Change
Including
Mercantile
Average loans, net of unearned income
Commercial $20,558 $921 $21,479 $19,556 5% 10%
Commercial real estate 3,468 2,010 5,478 3,021 15% 81%
Consumer 16,297 568 16,865 16,184 1% 4%
Residential mortgages 6,379 794 7,173 7,272 (12%) (1%)
Other, including total unearned income (b) 3,056 5 3,061 3,113 (2%) (2%)
Total average loans, net of unearned income $49,758 $4,298 $54,056 $49,146 1% 10%
Average deposits
Interest-bearing $50,607 $3,260 $53,867 $46,984 8% 15%
Noninterest-bearing 14,740 1,067 15,807 13,966 6% 13%
Total average deposits $65,347 $4,327 $69,674 $60,950 7% 14%
(a) Mercantile activity is from the closing on March 2, 2007 through March 31, 2007.
(b) Includes lease financing.

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of
Super-Regional Banks
Appendix